UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11,500.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 7, 2026, the Board of Directors (the “Board”) of T3 Defense Inc., a Delaware corporation (the “Company”), appointed Shlomo Zakai as the Chief Financial Officer, to serve at the discretion of the Board, until his successor is duly appointed and qualified, with such appointment being effective as of October 5, 2026.

Mr. Zakai, 56, has been serving as the Chief Financial Officer of Water IO Ltd., an Israeli corporation which is a majority-owned indirect subsidiary of the Company listed on the Tel Aviv Stock Exchange since June 2026. Mr. Zakai served as the Chief Financial Officer of Duke Robotics Corp. (NASDAQ:DUKR) from May 19, 2020 to October 1, 2026. Prior to that, he was the Chief Financial Officer of Save Foods, Inc. (OTC:SAFO) from August 2017 to December 2021. Prior to that, Mr. Zakai worked as an accountant for nine years at Kost, Forer, Gabbay & Kasierer, an independent registered public accounting firm and a member firm of Ernst & Young Global, where he last served as a Senior Manager and worked with technology companies publicly traded on the Nasdaq Stock Market and on the Tel Aviv Stock Exchange. Mr. Zakai holds a B.A. in accounting from the College of Management in Rishon Le’Zion, Israel.

Pursuant to the terms of the Consulting Agreement between the Company and Mr. Zakai, Mr. Zakai will receive $13,000 per month plus VAT for his role as the Chief Financial Officer of the Company. Either party can terminate the agreement upon 30 days' prior notice, and the Company may remove Mr. Zakai at any time for cause and to the extent permitted by applicable law.

There are no family relationships between Mr. Zakai and any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Zakai and any other person pursuant to which he was selected as an officer of the Company. Mr. Zakai has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Consulting Agreement is qualified in its entirety by reference to said agreement, which is filed as Exhibit 10.58 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.58	Consulting Agreement between T3 Defense Inc. and Shlomo Zakai
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: October 7, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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